UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 10, 2007

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
(Exact name of registrant as specified in its charter)

TX	33-75758	75-2533518
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

8080 North Central Expressway, Suite 210, LB-59, Dallas, TX	75206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(214) 891-8294

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

(a) On January 10, 2007, Renaissance Capital Growth & Income Fund III, Inc. (the “Fund”) issued a press release:

•	announcing the adoption of a new deemed dividend policy; and
•	describing, in general, deemed dividends and their effect on the Fund and its shareholders.

The press release is included as Exhibit 99.1 hereto.

Item 7.01. Regulation FD Disclosure.

Please see the disclosure in Item 2.02 above describing the Fund’s issuance of a press release regarding deemed dividends and its deemed dividend policy.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit 99.1  Press Release dated January 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

January 12, 2007	/s/ Russell Cleveland
(Date)	Russell Cleveland, President

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated January 10, 2007.